U.S. GLOBAL INVESTORS FUNDS

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

Emerging Europe Fund

Institutional Class Shares

SUPPLEMENT DATED JANUARY 2, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 12, 2013

All references to Evan Smith as a portfolio manager of the Global Resources Fund are deleted.

All references to Kelly Niland as an officer of U.S. Global Investors Funds are deleted.